Exhibit 10.53

AMENDMENT TO AGREEMENTS

WHEREAS, Mellon Financial Corporation, a Pennsylvania corporation (the “Company”) and Ronald P. O’Hanley, an employee of the Company (the “Executive”) have previously entered into an agreement regarding Executive’s employment and the possibility of a change in control, dated as of June 18, 2001 (the “Change in Control Agreement”), a letter dated April 19, 2006 (the “Letter Agreement”), and various equity award agreements specified on Exhibit I hereto, dated as of the dates specified thereon (the “Equity Award Agreements” and, together with the Letter Agreement and the Change in Control Agreement, the “Agreements”); and

WHEREAS, the parties desire to amend the Agreements in a manner which reflects the parties best efforts to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), for the benefit of the Executive, and to make certain other changes to the Agreements;

NOW THEREFORE, the Company and the Executive, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

I. The Change in Control Agreement shall be amended as follows:

1. Solely with respect to the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, the second paragraph of the Good Reason definition, Section 1(f) of the Change in Control Agreement, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding anything herein to the contrary, termination of employment by Executive for any reason during the 30-day period commencing one (1) year after the date of a Change in Control shall constitute Good Reason.

2. Solely with respect to the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, the following new paragraph shall be added as a second paragraph of the Good Reason definition, Section 1(f) of the Change in Control Agreement:

Notwithstanding anything herein to the contrary, none of the following shall constitute Good Reason: (i) any change in duties and responsibilities (excepting reporting responsibilities to Robert P. Kelly), status, title, offices (including, if applicable, membership on the Board), associated with Executive’s initial position assumed in connection with the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time (the “Initial Position” assumed in the “Transaction”); (ii) any failure to pay Executive an annual bonus in respect of the year in which such Change in Control occurs or any subsequent year in an amount greater than or equal to the annual bonus earned for the year prior to the year in which such Change in Control occurs, provided that the Company maintains competitive compensation relative to the Executive’s and the Company’s performance; (iii) any requirement that Executive be based for his Initial Position anywhere more than fifty (50) miles from the office where Executive is located at the time of the Change in

Control; (iv) any requirement that Executive travel on Company business to an extent substantially greater than the travel obligations of Executive immediately prior to such Change in Control, with specific recognition by the Executive that it is necessary for Executive to maintain a significant presence at the Company’s headquarters in New York, New York following the Transaction, allowing for business travel; or (v) any failure of the Company to continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect Executive’s participation in or reduce Executive’s benefits under any such plan, provided that the Company evaluates and analyzes such plans following the Transaction with a view toward developing appropriate and effective compensation plans on a going forward non-discriminatory basis.

3. Section 4(a)(i) and (ii) of the Change in Control Agreement shall be amended to delete the phrase “within twenty (20) days following the Date of Termination” from the first sentence of each subsection, and the following paragraph shall be added to the end of Section 4(a):

The amounts set forth in Section 4(a)(i)(A) and (C) shall be payable on the first regularly scheduled payroll date following the Date of Termination. The amounts set forth in Section 4(a)(i)(B) shall be payable on the date set forth and in accordance with the terms of the plan under which the bonus is provided. The amounts set forth in Section 4(a)(ii) shall be payable upon the first day following the six-month anniversary of the Date of Termination.

4. The “provided, however” clause of the first sentence of Section 4(b) of the Change in Control Agreement shall be deleted and the following new sentence shall be inserted immediately after the first sentence:

To the extent any such benefits cannot be provided on a non-taxable basis to Executive and the provision thereof would cause any part of the benefits to be subject to additional taxes and interest under Section 409A of the Code, then the provision of such benefits shall be deferred until the first day following the six-month anniversary of the Date of Termination.

5. The following new sentences are added to the end of Section 7 of the Change in Control Agreement:

Such reasonable legal fees and expenses incurred by Executive within the first six months following the Date of Termination shall be reimbursed by the Company on the first day following the six-month anniversary of Executive’s separation from service. Expenses incurred thereafter shall be reimbursed on a monthly basis for expenses incurred in the preceding month by the Company in accordance with the Company’s expense policies applicable to employees.

6. As contemplated by Section 9(a) of the Change in Control Agreement, following consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, all references to “Company” within the Change in Control Agreement shall be deemed to refer to The Bank of New York Mellon Corporation.

7. Any “separation from service” within the Change in Control Agreement shall be construed consistent with Section 409A of the Code and the regulations thereunder. The term “termination” or phrase “Date of Termination”, when used within the Change in Control Agreement in the context of a condition to, or timing of, payment shall be interpreted to mean a “separation from service” as that term is used in Section 409A of the Code.

8. Except as provided in this amendment, the Change in Control Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and is hereby in all respects ratified and confirmed.

II. The Letter Agreement shall be amended as follows:

Solely with respect to the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Notwithstanding anything in the Letter Agreement to the contrary, none of the following shall constitute Constructive Discharge: (i) any change in functions, duties and/or responsibilities (excepting reporting responsibilities to Robert P. Kelly), status, title, offices, reduction in ranking or level, dignity, importance or scope of position (including, if applicable, membership on the Board), associated with Executive’s initial position assumed in connection with the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time (the “Initial Position” assumed in the “Transaction”); (ii) any failure to pay Executive an annual bonus in respect of the year in which such Change in Control occurs or any subsequent year in an amount greater than or equal to the annual bonus earned for the year prior to the year in which such Change in Control occurs, provided that the Company maintains competitive compensation relative to the Executive’s and the Company’s performance; (iii) any requirement that Executive be based for his Initial Position anywhere more than fifty (50) miles from the office where Executive is located at the time of the Change in Control; (iv) any requirement that Executive travel on Company business to an extent substantially greater than the travel obligations of Executive immediately prior to such Change in Control, with specific recognition by the Executive that it is necessary for Executive to maintain a significant presence at the Company’s headquarters in New York, New York following the Transaction, allowing for business travel; or (v) any failure of the Company to continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect Executive’s participation in or reduce Executive’s benefits under any such plan, provided that the Company evaluates and analyzes such plans following the Transaction with a view toward developing appropriate and effective compensation plans on a going forward non-discriminatory basis.

2. Notwithstanding anything in the Letter Agreement to the contrary, the Change in Control provisions in the Letter Agreement are hereby waived and shall be of no further force and effect.

3. Except as provided in this amendment, the Letter Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and is hereby in all respects ratified and confirmed.

III. The Equity Award Agreements enumerated as # 1, # 2, and # 3 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.6 of such Equity Award Agreements, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, this Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

2. A new Section 3.6 shall be added, which shall read as follows:

If the Optionee’s employment is terminated by the Corporation “without cause” as defined in the Plan or by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between the Optionee and the Corporation, as amended, in either case within three years after the occurrence of a Change in Control Event, as defined in the Plan, the Option shall fully vest upon such termination of employment.

3. The following sentence is added to the end of Section 4.3:

If the Optionee’s employment is terminated by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between Optionee and the Company, as amended, as evidenced by notice thereof from Optionee, the Optionee shall have the right to exercise this Option, to the extent vested upon termination of employment, until the later of (i) the 15th day of the third month following the date of termination of employment or (ii) December 31 of the calendar year in which termination of employment occurred.

4. Except as provided in this amendment, such enumerated Equity Award Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

IV. The Equity Award Agreement enumerated as # 18 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 2.6 of such Equity Award Agreements, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, this Reload Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

2. A new Section 2.6 shall be added, which shall read as follows:

If the Optionee’s employment is terminated by the Corporation “without cause” as defined in the Plan or by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between the Optionee and the Corporation, as amended, in either case within three years after the occurrence of a Change in Control Event, as defined in the Plan, the Reload Option shall fully vest upon such termination of employment.

3. The following sentence is added to the end of Section 3.3:

If the Optionee’s employment is terminated by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between Optionee and the Company, as amended, as evidenced by notice thereof from Optionee, the Optionee shall have the right to exercise this Reload Option, to the extent vested upon termination of employment, until the later of (i) the 15th day of the third month following the date of termination of employment or (ii) December 31 of the calendar year in which termination of employment occurred.

4. Except as provided in this amendment, such enumerated Equity Award Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and is hereby in all respects ratified and confirmed.

V. The Equity Award Agreement enumerated as # 4 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.6 of such Equity Award Agreements, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, this Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

2. A new Section 3.6 shall be added, which shall read as follows:

If the Optionee’s employment is terminated under circumstances constituting a “Without Cause Termination”, as defined in that certain Letter Agreement between the Corporation and Optionee dated April 19, 2006, as amended, or by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between the Optionee and the Corporation, as amended, in either case within three years after the occurrence of a Change in Control Event, as defined in the Plan, the Option shall fully vest upon such termination of employment.

3. The following sentence is added to the end of Section 4.3:

If the Optionee’s employment is terminated by the Optionee for “Good Reason”, as defined in the Change in Control Agreement between Optionee and the Company, as amended, as evidenced by notice thereof from Optionee, the Optionee shall have the right to exercise this Option, to the extent vested upon termination of employment, until the later of (i) the 15th day of the third month following the date of termination of employment or (ii) December 31 of the calendar year in which termination of employment occurred.

4. Except as provided in this amendment, such enumerated Equity Award Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and is hereby in all respects ratified and confirmed.

VI. The Equity Award Agreements enumerated as # 5, # 9, # 14 and # 16 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.11, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. A new Section 3.11 shall be added, which shall read as follows:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon termination of Grantee’s employment with the Corporation prior to the date specified in Section 3.1, if such termination is by reason of (i) a termination by the Corporation “without cause”, as defined in the Plan, or (ii) a termination by the Grantee for “Good Reason”, as defined in the Grantee’s Change in Control Agreement with the Corporation, as amended.

3. The Performance Conditions set forth in Sections 3.2 and 3.3 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

4. Except as provided in this amendment, such enumerated Equity Awards Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

VII. The Equity Award Agreements enumerated as # 6, # 10, # 13 and # 15 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.9, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. A new Section 3.9 shall be added, which shall read as follows:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon termination of Grantee’s employment with the Corporation prior to the date specified in Section 3.1, if such termination is by reason of (i) a Without Cause Termination, or (ii) Constructive Discharge, as defined in the Letter Agreement, as amended.

3. The Performance Conditions set forth in Sections 3.2 and 3.3 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

4. Except as provided in this amendment, such enumerated Equity Awards Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

VIII. The Equity Award Agreements enumerated as # 8 and # 12 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 4.9, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 3.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. A new Section 4.9 shall be added, which shall read as follows:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon termination of Grantee’s employment with the Corporation prior to the date specified in Section 3.1, if such termination is by reason of (i) a Without Cause Termination, or (ii) Constructive Discharge, as defined in the Letter Agreement, as amended.

3. The Performance Conditions set forth in Sections 4.2 and 4.3 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

4. Except as provided in this amendment, such enumerated Equity Awards Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

IX. The Equity Award Agreements enumerated as # 7 and # 11 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 4.12, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 3.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. A new Section 4.12 shall be added, which shall read as follows:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon termination of Grantee’s employment with the Corporation prior to the date specified in Section 4.1, if such termination is by reason of (i) a Without Cause Termination, or (ii) Constructive Discharge, as defined in the Letter Agreement, as amended.

3. The Performance Conditions set forth in Sections 4.2 and 4.3 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

4. Except as provided in this amendment, such enumerated Equity Awards Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

X. The Equity Award Agreements enumerated as # 17 and #19 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.3, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding Section 3.1 hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. Except as provided in this amendment, such enumerated Equity Award Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this amendment, in duplicate, on the dates set forth below.

MELLON FINANCIAL CORPORATION

By:	/s/ Robert P. Kelly	12/22/06

Name:		Date Signed
Title:	Chairman, President and CEO

Executive

/s/ Ronald P. O’Hanley		12/22/06

Ronald P. O’Hanley		Date Signed

EXHIBIT I

Equity Award Agreements

Agreement Number	Type	Grant Date

#1	Type I Stock Option	1/23/04
#2	Type I Stock Option	1/24/05
#3	Type I Stock Option	1/23/06
#4	NQ Stock Option	4/21/06
#5	PARs	1/24/03
#6	PARs	1/24/03
#7	PARs (DSA)	1/24/03
#8	PARs (DSA)	1/24/03
#9	PARs	1/23/04
#10	PARs	1/23/04
#11	PARs (DSA)	1/23/04
#12	PARs (DSA)	1/23/04
#13	PARs	1/24/05
#14	PARs	1/24/05
#15	PARs	1/23/06
#16	PARs	1/23/06
#17	Restricted Stock	4/21/06
#18	Reload Option	5/19/06
#19	Restricted Stock	1/23/04

# 5, 7, 9, 11, 14 and 16 are Institutional Asset Management forms

# 6, 8, 10, 12, 13 and 15 are Asset Management forms